Exhibit 99.1

PURE Bioscience Reports Fiscal 2021 Second Quarter

And Six-Month Financial Results

Update on Business Segments and PURE’s SDC-Based Antimicrobial Food Safety Solutions

RANCHO CUCAMONGA, CA (March 15, 2021) – PURE Bioscience, Inc. (OTCQB: PURE), creator of the patented non-toxic silver dihydrogen citrate (SDC) antimicrobial, today reported financial results for the fiscal second quarter and six-month period ended January 31, 2021.

Q2: Summary of Results of Operations

●	Net product sales for the fiscal second quarter ended January 31, 2021 increased 149% to $868,000, compared to $349,000 for the fiscal second quarter ended January 31, 2020. The increase of $519,000 was attributable to increased sales across our distribution and end-user network servicing the food processing, transportation and janitorial industry. In addition, during the fiscal second quarter ended January 31, 2021, we recognized $48,000 in royalties from a nonexclusive third-party distributor.
●	Net loss for the fiscal second quarter ended January 31, 2021 was $595,000, compared to $666,000 for the fiscal second quarter ended January 31, 2020. Net loss, excluding share-based compensation, for the fiscal second quarter ended January 31, 2021 was $354,000, compared to $577,000 for the fiscal second quarter ended January 31, 2020.
●	Net loss per share was ($0.01) for the fiscal second quarters ended January 31, 2021 and 2020, respectively.
●	Gross margin as a percentage of net product sales was 58% and 59% for the fiscal second quarters ended January 31, 2021 and 2020, respectively. The decrease in gross margin percentage was primarily attributable to the sale of lower-margin formulations and packaging configurations of our products during the fiscal second quarter ended January 31, 2021, compared to the fiscal second quarter ended January 31, 2020.

Six Months: Summary of Results of Operations

●	Net product sales for the six months ended January 31, 2021 increased 206% to $2,285,000, compared to $747,000 for the six months ended January 31, 2020. The increase of $1,538,000 was attributable to increased sales across our distribution and end-user network servicing the food processing, transportation and janitorial industry. In addition, during the six months ended January 31, 2021, we recognized $222,000 in royalties from a nonexclusive third-party distributor.
●	Net loss for the six months ended January 31, 2021 was $775,000, compared to $1,791,000 for the six months ended January 31, 2020. Net loss, excluding share-based compensation, for the six months ended January 31, 2021 was $305,000, compared to $1,244,000 for the six months ended January 31, 2020.
●	Net loss per share was ($0.01) for the six months ended January 31, 2021 and ($0.02) for the six months ended January 31, 2020.
●	Gross margin as a percentage of net product sales was 56% and 60% for the six months ended January 31, 2021 and 2020, respectively. The decrease in gross margin percentage was primarily attributable to the sale of lower-margin formulations and packaging configurations of our products during the six months ended January 31, 2021, compared to the six months ended January 31, 2020.

Business Update

●	PURE® Hard Surface

○	During the fiscal second quarter our network has continued to grow, especially in the produce and dairy segments. Several new fresh produce companies have started using PURE Hard Surface in their processing and harvesting operations. Our strong relationship with the leading distributor and supplier to the U.S. dairy industry is leading to new sanitization practices in this segment, allowing PURE Hard Surface to be a recognized solution for food safety in the channel.
○	PURE’s Transport Sanitation Solution continues to gain adoption in large food retail operations, quick serve restaurant and restaurant chains. The system allows companies to meet the FDA Food Safety Modernization Act (FSMA) requirements with less labor and water usage than current industry practices.
○	Our janitorial and cleaning distributors continue servicing numerous federal and municipal facilities, as well as school districts, universities and churches across the country. We look forward to providing enhanced safety for students and staff when schools reopen.
○	In February, the Government Supply Administration (GSA) listed PURE Hard Surface on the AbilityOne Program, the program in which federal agencies procure goods and services from companies that provide employment opportunities to individuals with disabilities. Under program rules, agencies procuring goods and services must purchase from companies whose goods and services are listed on the AbilityOne program. Beginning in June, agencies that wish to purchase surface sanitizer/disinfectant products will thus be required to purchase PURE Hard Surface, the only sanitizer/disinfectant listed on the AbilityOne program that is EPA Category IV (lowest toxicity and irritant level), has the shortest kill times and requires no rinse even on food contact surfaces. Our partners, Lighthouse for the Blind and Visually Impaired, began operating in March a state-of-the-art bottling facility that will provide jobs for blind and visually impaired employees. PURE Bioscience will continue to work closely with our partners to drive sales into this segment.
○	The Federal Aviation Administration (FAA) approved and adopted the use of PURE Hard Surface in all their control towers, control centers and radar centers across the country. Based on a recently completed pilot study, the FAA’s janitorial service protocols now require the use of PURE Hard Surface on a daily basis. The most critical facilities adopted this protocol with 85 current FAA airport locations being disinfected daily with PURE Hard Surface.

●	PURE Control®

○	PURE Bioscience and Smart Wash Solutions continue to move toward adoption and use of PURE Control in chopped and shredded leafy greens. PURE Control’s increased efficacy, which has been validated by the United States Department of Agriculture, was integral to these efforts.
○	PURE Control is now being used to treat pre-cut lettuce, berries and tomatoes at various locations. Expansion has continued to other seasonal growing locations in the U.S. across several processors.
○	We continue to work with several processors to use PURE Control to enhance the protection of fruit, herbs, onions, broccoli and other processed vegetables.

Tom Y. Lee, Chief Executive Officer, said that, “Our net product sales have continued to increase in comparison to last year’s pre-pandemic numbers. We are now seeing reorders in the janitorial/sanitation channel as many of our distributors have worked through inventory purchased during the pandemic.

“We are pleased that the FAA has continued to expanded use, which will only increase as air travel picks up. The vetting process for this approval was strict and PURE Hard Surface was fully adopted. In addition, we have continued to work alongside SmartWash Solutions toward the full commercialization and rollout of PURE Control/Smart Wash Boost to provide new levels of fresh produce safety,” concluded Lee.

About PURE Bioscience, Inc.

PURE Bioscience, Inc. is focused on developing and commercializing our proprietary antimicrobial products primarily in the food safety arena. We provide solutions to combat the health and environmental challenges of pathogen and hygienic control. Our technology platform is based on patented, stabilized ionic silver, and our initial products contain silver dihydrogen citrate, better known as SDC. This is a broad-spectrum, non-toxic antimicrobial agent, which offers 24-hour residual bacterial protection and formulates well with other compounds. As a platform technology, SDC is distinguished from existing products in the marketplace because of its superior efficacy, reduced toxicity and mitigation of bacterial resistance. PURE is headquartered in Rancho Cucamonga, California (San Bernardino metropolitan area). Additional information on PURE is available at www.purebio.com

Forward-looking Statements: Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Statements in this press release concerning the Company’s expectations (including with respect to SmartWash and FAA), plans, business outlook or future performance, and any other statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters, are “forward-looking statements.” Forward-looking statements inherently involve risks and uncertainties that could cause our actual results to differ materially from any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s failure to implement or otherwise achieve the benefits of its proposed business initiatives and plans; economic and other disruptions resulting from COVID-19; acceptance of the Company’s current and future products and services in the marketplace, including the Company’s ability to convert successful evaluations and tests for PURE Control and PURE Hard Surface into customer orders and customers continuing to place product orders as expected and to expand their use of the Company’s products; the Company’s ability to maintain relationships with its partners and other counterparties; the Company’s ability to generate sufficient revenues and reduce its operating expenses in order to reach profitability; the Company’s ability to raise the funding required to support its continued operations and the implementation of its business plan; the ability of the Company to develop effective new products and receive required regulatory approvals for such products, including the required data and regulatory approvals required to use its SDC-based technology as a direct food contact processing aid in raw meat processing and to expand its use in OLR poultry processing; competitive factors, including customer acceptance of the Company’s SDC-based products that are typically more expensive than existing treatment chemicals; dependence upon third-party vendors, including to manufacture its products; and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission (the SEC), including its Form 10-K for the fiscal year ended July 31, 2020, Form 10-Q for the fiscal first quarter ended October 31, 2020 and Form 10-Q for the fiscal second quarter ended January 31, 2021. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Contact:

Mark Elliott, VP Finance

PURE Bioscience, Inc.

Ph: 619-596-8600 ext: 116

PURE Bioscience, Inc.

Condensed Consolidated Balance Sheets

	January 31, 2021	July 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$2,927,000	$3,839,000
Accounts receivable	466,000	1,089,000
Inventories, net	618,000	547,000
Restricted cash	75,000	75,000
Prepaid expenses	29,000	16,000
Total current assets	4,115,000	5,566,000
Property, plant and equipment, net	771,000	316,000
Patents, net	400,000	441,000
Total assets	$5,286,000	$6,323,000
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$617,000	$1,344,000
Accrued liabilities	163,000	168,000
Total current liabilities	780,000	1,512,000
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value: 5,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value: 150,000,000 shares authorized, 87,223,141 shares issued and outstanding at January 31, 2021, and 87,072,951 shares issued and outstanding at July 31, 2020	873,000	871,000
Additional paid-in capital	127,882,000	127,414,000
Accumulated deficit	(124,249,000)	(123,474,000)
Total stockholders’ equity	4,506,000	4,811,000
Total liabilities and stockholders’ equity	$5,286,000	$6,323,000

PURE Bioscience, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Six Months Ended		Three months Ended
	January 31,		January 31,
	2021	2020	2021	2020
Net product sales	$2,285,000	$747,000	$868,000	$349,000
Royalty revenue	222,000	—	48,000	—
Total revenue	2,507,000	—	916,000	—
Cost of goods sold	1,004,000	298,000	363,000	142,000
Gross profit	1,503,000	449,000	553,000	207,000
Operating costs and expenses
Selling, general and administrative	2,100,000	2,100,000	1,054,000	810,000
Research and development	176,000	142,000	93,000	60,000
Total operating costs and expenses	2,276,000	2,242,000	1,147,000	870,000
Loss from operations	(773,000)	(1,793,000)	(594,000)	(663,000)
Other income (expense)
Interest expense, net	(2,000)	(3,000)	(1,000)	(1,000)
Other income (expense), net	—	5,000	—	(2,000)
Total other income (expense)	(2,000)	2,000	(1,000)	(3,000)
Net loss	$(775,000)	$(1,791,000)	$(595,000)	$(666,000)
Basic and diluted net loss per share	$(0.01)	$(0.02)	$(0.01)	$(0.01)
Shares used in computing basic and diluted net loss per share	87,126,279	78,999,237	87,179,607	79,994,402

PURE Bioscience, Inc.

Condensed Consolidated Statement of Stockholders’ Equity

(Unaudited)

	Six Months Ended January 31, 2021					Six Months Ended January 31, 2020
	Common Stock		Additional Paid-In	Accumulated	Total Stockholders’	Common Stock		Additional Paid-In	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity	Shares	Amount	Capital	Deficit	Equity
Balances at beginning of period	87,072,951	$871,000	$127,414,000	$(123,474,000)	$4,811,000	76,732,334	$768,000	$123,900,000	$(123,478,000)	$1,190,000
Issuance of common stock in private placements, net	—	—	—	—	—	2,862,068	28,000	802,000	—	830,000
Share-based compensation expense - stock options	—	—	428,000	—	428,000	—	—	336,000	—	336,000
Share-based compensation expense - restricted stock units	—	—	42,000	—	42,000	—	—	211,000	—	211,000
Issuance of common stock upon the exercise of stock options	150,190	2,000	(2,000)	—	—	—	—	—	—	—
Issuance of common stock for vested restricted stock units	—	—	—	—	—	400,000	4,000	(4,000)	—	—
Net loss	—	—	—	(775,000)	(775,000)	—	—	—	(1,791,000)	(1,791,000)
Balances at end of period (Unaudited)	87,223,141	$873,000	$127,882,000	$(124,249,000)	$4,506,000	79,994,402	$800,000	$125,245,000	$(125,269,000)	$776,000

	Three Months Ended January 31, 2021					Three Months Ended January 31, 2020
	Common Stock		Additional Paid-In	Accumulated	Total Stockholders’	Common Stock		Additional Paid-In	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity	Shares	Amount	Capital	Deficit	Equity
Balances at beginning of period (Unaudited)	87,072,951	$871,000	$127,643,000	$(123,654,000)	$4,860,000	79,994,402	$800,000	$125,156,000	$(124,603,000)	$1,353,000
Share-based compensation expense - stock options	—	—	220,000	—	220,000	—	—	68,000	—	68,000
Share-based compensation expense - restricted stock units	—	—	21,000	—	21,000	—	—	21,000	—	21,000
Issuance of common stock upon the exercise of stock options	150,190	2,000	(2,000)	—	—	—	—	—	—	—
Net loss	—	—	—	(595,000)	(595,000)	—	—	—	(666,000)	(666,000)
Balances at end of period (Unaudited)	87,223,141	$873,000	$127,882,000	$(124,249,000)	$4,506,000	79,994,402	$800,000	$125,245,000	$(125,269,000)	$776,000

PURE Bioscience, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended
	January 31,
	2021		2020
Operating activities
Net loss		$(775,000)	$(1,791,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation		470,000	547,000
Amortization of stock issued for services		—	4,000
Depreciation and amortization		90,000	100,000
Changes in operating assets and liabilities:
Accounts receivable		623,000	217,000
Inventories		(71,000)	36,000
Prepaid expenses		(13,000)	(1,000)
Accounts payable and accrued liabilities		(732,000)	(46,000)
Deferred rent		—	(4,000)
Net cash used in operating activities		(408,000)	(938,000)
Investing activities
Purchases of property, plant and equipment		(504,000)	(44,000)
Net cash used in investing activities		(504,000)	(44,000)
Financing activities
Net proceeds from the sale of common stock		—	830,000
Net cash provided by financing activities		—	830,000
Net decrease in cash, cash equivalents, and restricted cash		(912,000)	(152,000)
Cash, cash equivalents, and restricted cash at beginning of period		3,914,000	473,000
Cash, cash equivalents, and restricted cash at end of period		$3,002,000	$321,000

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents		$2,927,000	$246,000
Restricted cash		$75,000	$75,000
Total cash, cash equivalents and restricted cash		$3,002,000	$321,000
Supplemental disclosure of non-cash activities
Cash paid for taxes	$		$2,000